                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  February 10, 1999


                               LJL BIOSYSTEMS, INC.
              (Exact name of registrant as specified in its charter)

                                    000-23647
                             (Commission File Number)

   DE                                      77-0360183
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation)


                      405 TASMAN DRIVE, SUNNYVALE, CA  94089
             (Address of principal executive offices, with zip code)

                                  (408) 541-8787
               (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On January 27, 1999, LJL BioSystems, Inc. a Delaware corporation (the "Company") announced that it had arranged a private placement (the "Private Placement") of 2,000,000 shares of the Company's Common Stock, at a purchase price of $3.50 per share, for a total of $7 million in cash. The closing of the Private Placement took place on January 27, 1999. The purchasers consisted of The Bay City Capital Fund I, L.P., The Kaufmann Fund, Inc., and Skyline Venture Partners, L.P. The Company relied on Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Act"), which among other things, provides an exemption from registration requirements of the Act for sales to accredited investors (as defined by Rule 501(a) of Regulation D of the Act). Under the terms of the Private Placement, the Company has agreed to file a Registration Statement on Form S-3 within six months after the closing of the transaction to register the shares of the Company's Common Stock that were delivered to the investors at the closing. The specific terms of the shares of Common Stock sold in the Private Placement are contained in Common Stock Purchase Agreement and Registration Rights Agreement attached as exhibits hereto and incorporated by reference herein. Further details of this transaction are contained in the Company's press release dated January 27, 1999, attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit 4.4 Common Stock Purchase Agreement dated January 25, 1999, by and among LJL BioSystems, Inc. and the Purchasers (as defined therein)


          Exhibit 4.5 Registration Rights Agreement dated January 27, 1999, by and among the Company and the Holders (as defined therein)

          Exhibit 99     LJL BioSystems, Inc. Press Release dated January 27,
                         1999


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LJL BIOSYSTEMS, INC.



Date:  February 10, 1999           By: /s/  Lev J. Leytes
                                       -------------------------------------
                                       Lev J. Leytes
                                       President and Chief Executive Officer


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                                   LJL BIOSYSTEMS, INC.

 Exhibit Number    Description
 Exhibit 4.4       Common Stock Purchase Agreement
                   dated January 25, 1999
                   by and among LJL BioSystems, Inc.
                   and the Purchasers (as defined
                   therein)

 Exhibit 4.5       Registration Rights Agreement dated
                   January 27, 1999, by and among the
                   Company and the Holders (as defined
                   therein)

 Exhibit 99        LJL BioSystems, Inc. Press Release
                   dated January 27, 1999


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